                                                                    Exhibit 24.1

                               POWER OF ATTORNEY
                               ----- -- --------



KNOW ALL MEN BY THESE PRESENTS:

          I, the undersigned, do hereby make, constitute and appoint Sandra T. Powell, Betty R. Fleshman, and Ralph M. Davisson, jointly and severally, my true and lawful attorneys-in-fact and agents, each with full power of substitution, in any or all of my offices and capacities with Potlatch Corporation as shown below, to execute for me and on my behalf the registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, relating to the registration of the Potlatch Corporation Savings Plan for Hourly Employees of the Pulp and Paperboard Arkansas Division, Cypress Bend Mill and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have executed these presents this 19th day
          -- ------- -------
of May, 1994.



                                            Richard A. Clarke
                                     -------------------------------
                                                Director

                               POWER OF ATTORNEY
                               ----- -- --------



KNOW ALL MEN BY THESE PRESENTS:

          I, the undersigned, do hereby make, constitute and appoint Sandra T. Powell, Betty R. Fleshman, and Ralph M. Davisson, jointly and severally, my true and lawful attorneys-in-fact and agents, each with full power of substitution, in any or all of my offices and capacities with Potlatch Corporation as shown below, to execute for me and on my behalf the registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, relating to the registration of the Potlatch Corporation Savings Plan for Hourly Employees of the Pulp and Paperboard Arkansas Division, Cypress Bend Mill and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have executed these presents this 19th day
          -- ------- -------
of May, 1994.



                                                Kenneth T. Derr
                                       --------------------------------
                                                    Director

                               POWER OF ATTORNEY
                               ----- -- --------



KNOW ALL MEN BY THESE PRESENTS:

          I, the undersigned, do hereby make, constitute and appoint Sandra T. Powell, Betty R. Fleshman, and Ralph M. Davisson, jointly and severally, my true and lawful attorneys-in-fact and agents, each with full power of substitution, in any or all of my offices and capacities with Potlatch Corporation as shown below, to execute for me and on my behalf the registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, relating to the registration of the Potlatch Corporation Savings Plan for Hourly Employees of the Pulp and Paperboard Arkansas Division, Cypress Bend Mill and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have executed these presents this 19th day
          -- ------- -------
of May, 1994.



                                               Allen F. Jacobson
                                       --------------------------------
                                                    Director

                               POWER OF ATTORNEY
                               ----- -- --------



KNOW ALL MEN BY THESE PRESENTS:

          I, the undersigned, do hereby make, constitute and appoint Sandra T. Powell, Betty R. Fleshman, and Ralph M. Davisson, jointly and severally, my true and lawful attorneys-in-fact and agents, each with full power of substitution, in any or all of my offices and capacities with Potlatch Corporation as shown below, to execute for me and on my behalf the registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, relating to the registration of the Potlatch Corporation Savings Plan for Hourly Employees of the Pulp and Paperboard Arkansas Division, Cypress Bend Mill and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have executed these presents this 19th day
          -- ------- -------
of May, 1994.



                                            George F. Jewett, Jr.
                                       -------------------------------
                                                  Director

                               POWER OF ATTORNEY
                               ----- -- --------



KNOW ALL MEN BY THESE PRESENTS:

          I, the undersigned, do hereby make, constitute and appoint Sandra T. Powell, Betty R. Fleshman, and Ralph M. Davisson, jointly and severally, my true and lawful attorneys-in-fact and agents, each with full power of substitution, in any or all of my offices and capacities with Potlatch Corporation as shown below, to execute for me and on my behalf the registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, relating to the registration of the Potlatch Corporation Savings Plan for Hourly Employees of the Pulp and Paperboard Arkansas Division, Cypress Bend Mill and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have executed these presents this 19th day
          -- ------- -------
of May, 1994.



                                              Richard B. Madden
                                       -------------------------------
                                                    Director

                               POWER OF ATTORNEY
                               ----- -- --------



KNOW ALL MEN BY THESE PRESENTS:

          I, the undersigned, do hereby make, constitute and appoint Sandra T. Powell, Betty R. Fleshman, and Ralph M. Davisson, jointly and severally, my true and lawful attorneys-in-fact and agents, each with full power of substitution, in any or all of my offices and capacities with Potlatch Corporation as shown below, to execute for me and on my behalf the registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, relating to the registration of the Potlatch Corporation Savings Plan for Hourly Employees of the Pulp and Paperboard Arkansas Division, Cypress Bend Mill and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have executed these presents this 19th day
          -- ------- -------
of May, 1994.



                                              Richard M. Morrow
                                       -------------------------------
                                                   Director

                               POWER OF ATTORNEY
                               ----- -- --------



KNOW ALL MEN BY THESE PRESENTS:

          I, the undersigned, do hereby make, constitute and appoint Sandra T. Powell, Betty R. Fleshman, and Ralph M. Davisson, jointly and severally, my true and lawful attorneys-in-fact and agents, each with full power of substitution, in any or all of my offices and capacities with Potlatch Corporation as shown below, to execute for me and on my behalf the registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, relating to the registration of the Potlatch Corporation Savings Plan for Hourly Employees of the Pulp and Paperboard Arkansas Division, Cypress Bend Mill and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have executed these presents this 19th day
          -- ------- -------
of May, 1994.



                                             Vivian W. Piasecki
                                       -------------------------------
                                                  Director

                               POWER OF ATTORNEY
                               ----- -- --------



KNOW ALL MEN BY THESE PRESENTS:

          I, the undersigned, do hereby make, constitute and appoint Sandra T. Powell, Betty R. Fleshman, and Ralph M. Davisson, jointly and severally, my true and lawful attorneys-in-fact and agents, each with full power of substitution, in any or all of my offices and capacities with Potlatch Corporation as shown below, to execute for me and on my behalf the registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, relating to the registration of the Potlatch Corporation Savings Plan for Hourly Employees of the Pulp and Paperboard Arkansas Division, Cypress Bend Mill and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have executed these presents this 19th day
          -- ------- -------
of May, 1994.



                                                 Toni Rembe
                                       --------------------------------
                                                  Director

                               POWER OF ATTORNEY
                               ----- -- --------



KNOW ALL MEN BY THESE PRESENTS:

          I, the undersigned, do hereby make, constitute and appoint Sandra T. Powell, Betty R. Fleshman, and Ralph M. Davisson, jointly and severally, my true and lawful attorneys-in-fact and agents, each with full power of substitution, in any or all of my offices and capacities with Potlatch Corporation as shown below, to execute for me and on my behalf the registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, relating to the registration of the Potlatch Corporation Savings Plan for Hourly Employees of the Pulp and Paperboard Arkansas Division, Cypress Bend Mill and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have executed these presents this 19th day
          -- ------- -------
of May, 1994.



                                              John M. Richards
                                       -------------------------------
                                                  Director

                               POWER OF ATTORNEY
                               ----- -- --------



KNOW ALL MEN BY THESE PRESENTS:

          I, the undersigned, do hereby make, constitute and appoint Sandra T. Powell, Betty R. Fleshman, and Ralph M. Davisson, jointly and severally, my true and lawful attorneys-in-fact and agents, each with full power of substitution, in any or all of my offices and capacities with Potlatch Corporation as shown below, to execute for me and on my behalf the registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, relating to the registration of the Potlatch Corporation Savings Plan for Hourly Employees of the Pulp and Paperboard Arkansas Division, Cypress Bend Mill and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have executed these presents this 19th day
          -- ------- -------
of May, 1994.



                                             Reuben F. Richards
                                       -------------------------------
                                                   Director

                               POWER OF ATTORNEY
                               ----- -- --------



KNOW ALL MEN BY THESE PRESENTS:

          I, the undersigned, do hereby make, constitute and appoint Sandra T. Powell, Betty R. Fleshman, and Ralph M. Davisson, jointly and severally, my true and lawful attorneys-in-fact and agents, each with full power of substitution, in any or all of my offices and capacities with Potlatch Corporation as shown below, to execute for me and on my behalf the registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, relating to the registration of the Potlatch Corporation Savings Plan for Hourly Employees of the Pulp and Paperboard Arkansas Division, Cypress Bend Mill and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have executed these presents this 19th day
          -- ------- -------
of May, 1994.



                                             Richard M. Rosenberg
                                       -------------------------------
                                                    Director

                               POWER OF ATTORNEY
                               ----- -- --------



KNOW ALL MEN BY THESE PRESENTS:

          I, the undersigned, do hereby make, constitute and appoint Sandra T. Powell, Betty R. Fleshman, and Ralph M. Davisson, jointly and severally, my true and lawful attorneys-in-fact and agents, each with full power of substitution, in any or all of my offices and capacities with Potlatch Corporation as shown below, to execute for me and on my behalf the registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, relating to the registration of the Potlatch Corporation Savings Plan for Hourly Employees of the Pulp and Paperboard Arkansas Division, Cypress Bend Mill and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have executed these presents this 19th day
          -- ------- -------
of May, 1994.



                                              Robert G. Schwartz
                                       --------------------------------
                                                    Director

                               POWER OF ATTORNEY
                               ----- -- --------



KNOW ALL MEN BY THESE PRESENTS:

          I, the undersigned, do hereby make, constitute and appoint Sandra T. Powell, Betty R. Fleshman, and Ralph M. Davisson, jointly and severally, my true and lawful attorneys-in-fact and agents, each with full power of substitution, in any or all of my offices and capacities with Potlatch Corporation as shown below, to execute for me and on my behalf the registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, relating to the registration of the Potlatch Corporation Savings Plan for Hourly Employees of the Pulp and Paperboard Arkansas Division, Cypress Bend Mill and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have executed these presents this 19th day
          -- ------- -------
of May, 1994.



                                             Charles R. Weaver
                                       --------------------------------
                                                  Director

                               POWER OF ATTORNEY
                               ----- -- --------



KNOW ALL MEN BY THESE PRESENTS:

          I, the undersigned, do hereby make, constitute and appoint Sandra T. Powell, Betty R. Fleshman, and Ralph M. Davisson, jointly and severally, my true and lawful attorneys-in-fact and agents, each with full power of substitution, in any or all of my offices and capacities with Potlatch Corporation as shown below, to execute for me and on my behalf the registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, relating to the registration of the Potlatch Corporation Savings Plan for Hourly Employees of the Pulp and Paperboard Arkansas Division, Cypress Bend Mill and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have executed these presents this 19th day
          -- ------- -------
of May, 1994.



                                           Frederick T. Weyerhaeuser
                                       --------------------------------
                                                    Director

                               POWER OF ATTORNEY
                               ----- -- --------



KNOW ALL MEN BY THESE PRESENTS:

          I, the undersigned, do hereby make, constitute and appoint Sandra T. Powell, Betty R. Fleshman, and Ralph M. Davisson, jointly and severally, my true and lawful attorneys-in-fact and agents, each with full power of substitution, in any or all of my offices and capacities with Potlatch Corporation as shown below, to execute for me and on my behalf the registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, relating to the registration of the Potlatch Corporation Savings Plan for Hourly Employees of the Pulp and Paperboard Arkansas Division, Cypress Bend Mill and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have executed these presents this 19th day
          -- ------- -------
of May, 1994.



                                           William T. Weyerhaeuser
                                       --------------------------------
                                                    Director